[Exhibit 24.1]




                       REGISTRATION STATEMENT ON FORM S-4

          Common Shares of Arch Capital Group Ltd., a Bermuda company,

To Be Issued to Shareholders of Arch Capital Group Ltd., a Delaware corporation

                               Powers of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Clements, Peter A. Appel and Louis
T. Petrillo as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the above referenced Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                      Title                                             Date
---------                                      -----                                             ----
/s/ Peter A. Appel                             President and Chief Executive                 August 7, 2000
------------------------------------------     Officer (Principal Executive
Peter A. Appel                                 Officer) and Director

/s/ Robert Clements                            Chairman and Director                         August 7, 2000
------------------------------------------
Robert Clements

/s/ Debra O'Connor                             Senior Vice President, Controller             August 7, 2000
------------------------------------------     and Treasurer (Principal Financial
Debra O'Connor                                 and Accounting Officer)

/s/ Michael P. Esposito, Jr.                   Director                                      August 9, 2000
------------------------------------------
Michael P. Esposito, Jr.

/s/ Lewis L. Glucksman                         Director                                      August 14, 2000
------------------------------------------
Lewis L. Glucksman

/s/ Ian R. Heap                                Director                                      August 12, 2000
------------------------------------------
Ian R. Heap

/s/ Thomas V.A. Kelsey                         Director                                      August 7, 2000
------------------------------------------
Thomas V.A. Kelsey



Signature                                      Title                                             Date
---------                                      -----                                             ----

/s/ Mark D. Mosca                              Director                                      August 7, 2000
------------------------------------------
Mark D. Mosca

/s/ Robert F. Works                            Director                                      August 8, 2000
------------------------------------------
Robert F. Works

/s/ Philip L. Wroughton                        Director                                      August 8, 2000
------------------------------------------
Philip L. Wroughton
